Exhibit 99.2

BELDEN
SENDING ALL THE RIGHT SIGNALS

General Overview



Horseheads, NY
• Drop connectors
• Hardline connectors
• Enclosure kitting
• Distribution
Memphis, TN
• Executive team
• IT
• Finance
• Accounting
Monterrey, Mexico
• Hardline connectors
• Pole line hardware
• Telecom connectors

Net Sales Mix (for the twelve months ended June 2010)



60%
15%
15%
10%
Drop Connectors
Hardline Connectors
Hardware
Enclosures

	Drop	Hardline	Hardware	Enclosures
				
Brand	Snap-N-Seal®	LRC®	Diamond®	Kold-N-Klose®
Application	▪ Used on premises for cable-to-cable or cable-to-device connection	▪ Provides connectivity along coaxial cable network infrastructure	▪ Connection and anchoring of CATV and telecom cable	▪ Sheath repair and encapsulation of telecom cable